------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) May 30, 2001


              CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2001, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2001-6, Mortgage Pass-Through Certificates, Series 2001-10).


                                  CWMBS, INC.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   333-51332                95-4596514
        --------                   ---------                ----------
(State of Other Jurisdiction      (Commission             (I.R.S. Employer
      of Incorporation)           File Number)           Identification No.)



                   4500 Park Granada
                 Calabasas, California               91302
                 ---------------------             ----------
                 (Address of Principal             (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------

------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On May 30, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-10.













----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated January 10, 2001 and the Prospectus Supplement dated May 24, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-10.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.








                                 Loan Group I

                                Mortgage Rates(1)

-----------------------------------------------------------------------------------------
Mortgage Rates (%)      Number of               Aggregate Principal         Percent of
                        Mortgage Loans          Balance Outstanding       Loan Group 1
-----------------------------------------------------------------------------------------
             6.375                     1         $    123,653.62                0.08%
             6.625                     2         $    329,101.01                0.21%
             6.750                     6         $    845,918.35                0.53%
             6.875                    15         $  2,304,359.65                1.44%
             7.000                    33         $  5,082,570.44                3.18%
             7.125                    46         $  6,589,232.95                4.12%
             7.250                    43         $  6,040,773.51                3.78%
             7.375                    32         $  4,552,353.15                2.85%
             7.500                    75         $ 11,339,428.40                7.09%
             7.625                    48         $  6,711,704.86                4.19%
             7.750                    89         $ 12,336,436.75                7.71%
             7.875                    94         $ 12,935,432.87                8.08%
             8.000                    67         $  9,997,722.00                6.25%
             8.125                    55         $  7,687,798.45                4.81%
             8.250                    55         $  7,354,222.73                4.60%
             8.375                    68         $  8,840,440.96                5.53%
             8.500                   113         $ 14,260,761.04                8.91%
             8.625                    60         $  7,201,912.15                4.50%
             8.750                    85         $ 10,588,405.40                6.62%
             8.875                    76         $ 10,028,632.97                6.27%
             9.000                    50         $  5,958,201.12                3.72%
             9.125                    26         $  3,364,990.20                2.10%
             9.250                    22         $  2,607,196.75                1.63%
             9.375                    10         $  1,057,873.74                0.66%
             9.500                    13         $  1,430,731.92                0.89%
             9.625                     1         $    274,600.00                0.17%
             9.750                     1         $    150,239.56                0.09%

Grand Total                        1,186         $159,994,694.55              100.00%



---------
(1)  The lender acquired mortgage insurance mortgage loans in loan group 1 are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 1 (as so adjusted) is expected to be approximately
     8.102% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans in loan group 1 is expected to be approximately 8.230% per annum.








                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------------
Current Mortgage         Number of           Aggregate Principal        Percent of
Loan Amount              Mortgage Loans      Balance Outstanding        Loan Group 1
-------------------------------------------------------------------------------------
    $  0   -    $50,000             63     $   2,477,319.04               1.55%
  $ 50,001 -   $100,000            331     $  25,621,719.57              16.01%
  $100,001 -   $150,000            367     $  45,816,971.40              28.64%
  $150,001 -   $200,000            233     $  40,379,930.08              25.24%
  $200,001 -   $250,000            127     $  28,296,797.54              17.69%
  $250,001 -   $300,000             62     $  16,376,570.45              10.24%
  $300,001 -   $350,000              2     $     673,853.54               0.42%
  $350,001 -   $400,000              1     $     351,532.93               0.22%

Grand Total                      1,186     $ 159,994,694.55              100.00%






---------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 1 is expected to be approximately $134,902.48.




                  Documentation Program for Mortgage Loans



------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Type of Program          Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
Alternative                         142         $ 19,332,549.98           12.08%
Full                                191         $ 24,836,470.41           15.52%
No Income                           516         $ 66,144,596.90           41.34%
Reduced                             336         $ 49,573,154.26           30.98%
Streamline                            1         $    107,923.00            0.07%

Grand Total                        1186         $159,994,694.55             100%







                      Original Loan-to Value Ratios(1)(2)

------------------------------------------------------------------------------------
Original Loan-to         Number of          Aggregate Principal        Percent of
Value Ratios (%)         Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
50.00 and below                       6         $    733,030.24               0.46%
55.01 to 60                           2         $    159,705.16               0.10%
60.01 to 65                           1         $    140,000.00               0.09%
65.01 to 70                           7         $    965,059.91               0.60%
70.01 to 75                          25         $  4,001,749.15               2.50%
75.01 to 80                         231         $ 33,617,125.19              21.01%
80.01 to 85                          33         $  4,320,914.01               2.70%
85.01 to 90                         505         $ 66,571,358.98              41.61%
90.01 to 100                        376         $ 49,485,751.91              30.93%

Grand Total                       1,186         $159,994,694.55             100.00%



---------

(1) The weighted average original Loan-to-Value Ratio of the mortgage loans in Loan group 1 is expected to be approximately 88.24%.

(2) Does not take in account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.






                State Distribution of Mortgaged Properties(1)

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
State                    Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
Alabama                               27        $   3,471,768.13               2.17%
Arizona                               45        $   6,394,046.69               4.00%
California                           126        $  21,365,772.08              13.35%
Colorado                              51        $   8,877,284.99               5.55%
Florida                               94        $  10,557,576.25               6.60%
Georgia                               29        $   4,137,028.59               2.59%
Illinois                              41        $   5,482,036.72               3.43%
Massachusetts                         29        $   4,422,942.71               2.76%
Michigan                              46        $   5,332,648.39               3.33%
Nevada                                29        $   4,516,619.72               2.82%
New Jersey                            30        $   4,765,915.13               2.98%
New York                              28        $   4,835,139.40               3.02%
North Carolina                        44        $   6,127,963.00               3.83%
Ohio                                  52        $   5,687,744.20               3.55%
Pennsylvania                          46        $   4,093,300.61               2.56%
Texas                                 85        $  10,127,052.02               6.33%
Virginia                              27        $   4,365,447.19               2.73%
Washington                            30        $   5,051,265.18               3.16%
Other                                327        $  40,383,143.55              25.24%

Grand Total                        1,186        $ 159,994,694.55                100%



---------

(1) The Other row in the preceding table includes 28 other states and the District of Columbia with under 2% concentrations individually.







                          Purpose of Mortgage Loans


------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Property Type            Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
Cash-Out Refinance                  298         $ 42,961,679.56              26.85%
Purchase                            738         $ 95,484,136.51              59.68%
Rate/Term Refinance                 150         $ 21,548,878.48              13.47%

Grand Total                       1,186         $159,994,694.55             100.00%








                        Types of Mortgaged Properties

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Loan Purpose             Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
2-4 Units                            68         $  8,943,919.96                5.59%
Condo Hotel                           2         $    153,000.00                0.10%
Hi-rise Condo                        10         $  1,300,636.87                0.81%
Low-rise Condo                       90         $ 10,446,473.28                6.53%
Manufactured/Mobile Housing           6         $    686,032.50                0.43%
PUD                                 189         $ 30,016,897.82               18.76%
Single Family Residence             821         $108,447,734.12               67.78%

Grand Total                       1,186         $159,994,694.55              100.00%








                                Occupancy Type(1)

------------------------------------------------------------------------------------
                         Number of          Aggregate Principal        Percent of
Occupancy Type           Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
Investment                           56         $   5,083,007.60          3.18%
Owner Occupied                     1100         $ 151,007,058.13         94.38%
Second/Vacation Home                 30         $   3,904,628.82          2.44%

Grand Total                       1,186         $ 159,994,694.55        100.00%


---------
(1) Based upon representations of the related Mortgagors at the time of origination.





                     Remaining Term to Maturity(1)


------------------------------------------------------------------------------------
Remaining Term           Number of          Aggregate Principal        Percent of
to Maturity (months)     Mortgage Loans     Balance Outstanding        Loan Group 1
------------------------------------------------------------------------------------
360                                 840        $  112,408,659.00            70.26%
359                                 238        $   32,558,005.74            20.35%
358                                  55        $    7,987,278.94             4.99%
357                                  13        $    1,834,269.28             1.15%
356                                  15        $    2,366,526.43             1.48%
355                                   9        $    1,183,077.11             0.74%
354                                   4        $      439,475.03             0.27%
353                                   2        $      129,609.30             0.08%
350                                   2        $      172,030.34             0.11%
349                                   1        $       61,139.08             0.04%
344                                   1        $      112,767.85             0.07%
336                                   1        $      111,835.33             0.07%
300                                   1        $      100,000.00             0.06%
240                                   2        $      359,100.00             0.22%
239                                   1        $      106,562.43             0.07%
238                                   1        $       64,358.69             0.04%

Grand Total                       1,186        $  159,994,694.55           100.00%



---------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 359 months.








                                 Loan Group 2



                                Mortgage Rates(1)


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
Mortgage Rates        Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
  6.500                       4           $   1,816,555.67               0.34%
  6.625                       1           $     364,000.00               0.07%
  6.750                       8           $   3,434,026.09               0.65%
  6.875                      16           $   6,424,015.99               1.21%
  7.000                      44           $  18,107,410.68               3.40%
  7.125                      56           $  22,773,337.44               4.28%
  7.250                      66           $  23,649,759.76               4.45%
  7.375                     120           $  47,954,745.89               9.01%
  7.500                     203           $  84,132,704.02              15.81%
  7.625                     128           $  52,219,051.30               9.82%
  7.750                     121           $  49,350,555.00               9.28%
  7.875                     112           $  46,567,249.72               8.75%
  8.000                      65           $  25,852,097.64               4.86%
  8.125                      51           $  20,852,700.57               3.92%
  8.250                      67           $  25,613,528.81               4.81%
  8.375                      49           $  19,927,836.26               3.75%
  8.500                      50           $  20,283,544.89               3.81%
  8.625                      25           $   8,726,111.79               1.64%
  8.750                      28           $  10,445,653.17               1.96%
  8.875                      47           $  17,158,629.43               3.23%
  9.000                      33           $  12,197,373.35               2.29%
  9.125                      11           $   3,887,568.40               0.73%
  9.250                      10           $   4,184,007.71               0.79%
  9.375                       3           $     833,553.25               0.16%
  9.500                      14           $   4,136,271.94               0.78%
  9.625                       2           $     674,400.00               0.13%
  9.750                       1           $     311,600.00               0.06%
  9.875                       1           $     116,252.16               0.02%

Grand Total            1,336.00           $ 531,994,540.93             100.00%


---------
(1) The lender acquired mortgage insurance mortgage loans in loan group 2 are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 2 (as so adjusted) is expected to be approximately 7.820% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans in loan group 2 is expected to be approximately 7.840% per annum.







                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Current Mortgage      Number of          Aggregate Principal      Percent of
Loan Amounts          Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
  $ 50,001 -   $100,000          8              $ 611,718.19            0.11%
  $100,001 -   $150,000         16            $ 2,013,137.04            0.38%
  $150,001 -   $200,000         11            $ 1,880,535.66            0.35%
  $200,001 -   $250,000         22            $ 4,802,584.10            0.90%
  $250,001 -   $300,000        147           $ 42,667,506.97            8.02%
  $300,001 -   $350,000        390          $ 127,100,115.55           23.89%
  $350,001 -   $400,000        308          $ 116,689,352.02           21.93%
  $400,001 -   $450,000        107          $  45,649,184.15            8.58%
  $450,001 -   $500,000         94           $ 44,954,294.71            8.45%
  $500,001 -   $550,000         74           $ 38,791,471.47            7.29%
  $550,001 -   $600,000         56           $ 32,257,467.82            6.06%
  $600,001 -   $650,000         65           $ 41,396,120.66            7.78%
  $650,001 -   $700,000          3            $ 2,072,328.46            0.39%
  $700,001 -   $750,000         13            $ 9,474,153.87            1.78%
  $750,001 - $1,000,000         18           $ 16,834,570.26            3.16%
$1,000,001 - $1,500,000          4            $ 4,800,000.00            0.90%

Grand Total                  1,336          $ 531,994,540.93          100.00%




---------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 2 is expected to be approximately $398,199.51.





                   Documentation Program for Mortgage Loans


-------------------------------------------------------------------------------
Type of               Number of          Aggregate Principal      Percent of
Program               Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
Alternative                  83             $ 34,752,536.47        6.53%
Full                        172             $ 71,558,493.58       13.45%
No Income                   121             $ 44,158,394.00        8.30%
Reduced                     956             $380,063,928.68       71.44%
Streamline                    4             $  1,461,188.20        0.27%

Grand Total               1,336             $531,994,540.93      100.00%






                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to-     Number of          Aggregate Principal      Percent of
Value Ratios (%)      Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
50.00 and below                51            $ 23,661,663.90              4.45%
50.01 to 55                    21            $ 12,287,473.76              2.31%
55.01 to 60                    39            $ 20,093,428.40              3.78%
60.01 to 65                    68            $ 31,307,147.73              5.88%
65.01 to 70                    96            $ 40,644,015.06              7.64%
70.01 to 75                   179            $ 71,074,148.03             13.36%
75.01 to 80                   650            $251,765,854.24             47.32%
80.01 to 85                    33            $ 13,829,668.96              2.60%
85.01 to 90                   152            $ 51,767,015.44              9.73%
90.01 to 100                   47            $ 15,564,125.41              2.93%

Grand Total                 1,336            $531,994,540.93            100.00%



--------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 2 is expected to be approximately 75.41%.

(2) Does not take in account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.





                State Distribution of Mortgaged Properties(1)


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
State                 Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
California                       661      $269,879,526.21         0.507298
Colorado                          69      $ 25,256,978.23         0.047476
Florida                           48      $ 19,021,692.13         0.035755
Illinois                          34      $ 13,186,364.81         0.024787
New Jersey                        48      $ 20,963,049.39         0.039405
New York                          51      $ 18,758,946.30         0.035262
Texas                             63      $ 24,513,984.61         0.046079
Washington                        38      $ 14,442,571.53         0.027148
Other                            324      $125,971,427.72         0.236791

Grand Total                 1,336.00     $ 531,994,540.93             100%


---------
(1) The Other row in the preceding table includes 39 other states and the District of Columbia totaling 40 with under 2% concentrations individually.




                          Purpose of Mortgage Loans


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
Loan Purpose          Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
Cash-Out Refinance           268         $ 111,084,704.49           20.88%
Purchase                     766         $ 297,235,945.16           55.87%
Rate/Term Refinance          302         $ 123,673,891.28           23.25%

Grand Total                 1336         $ 531,994,540.93          100.00%






                        Types of Mortgaged Properties


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
Property Type         Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
2-4 Units                       17         $  7,238,142.31           1.36%
Condo Hotel                      1         $  1,000,000.00           0.19%
Hi-rise Condo                    9         $  2,958,367.96           0.56%
Low-rise Condo                  35         $ 12,207,088.64           2.29%
Manufactured/Mobile Housing      2         $    202,404.43           0.04%
PUD                            328         $128,802,095.07          24.21%
Single Family Residence        944         $379,586,442.52          71.35%

Grand Total                  1,336         $531,994,540.93         100.00%




                              Occupancy Types(1)


-------------------------------------------------------------------------------
                      Number of          Aggregate Principal      Percent of
Occupancy             Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
Investment                   29              $ 11,276,599.58           2.12%
Owner Occupied            1,297              $514,668,574.12          96.74%
Second/Vacation Home         10              $  6,049,367.23           1.14%

Grand Total               1,336              $531,994,540.93         100.00%




(1) Based upon respresentation of the related mortgagors at the time of origination.


                   Remaining Term to Maturity (months)(1)


-------------------------------------------------------------------------------
Remaining Term to     Number of          Aggregate Principal      Percent of
Maturity (months)     Mortgage Loans     Balance Outstanding      Loan Group 2
-------------------------------------------------------------------------------
   360                      1,005           $404,204,343.69           75.98%
   359                        250           $ 98,019,151.75           18.42%
   358                         37           $ 14,120,835.38            2.65%
   357                          7            $ 2,112,975.64            0.40%
   356                          8            $ 2,651,198.75            0.50%
   355                          5            $ 1,834,528.14            0.34%
   354                          3            $ 1,095,722.75            0.21%
   352                          3              $ 873,178.35            0.16%
   351                          1              $ 384,120.80            0.07%
   341                          1              $ 187,776.66            0.04%
   320                          1              $ 129,398.46            0.02%
   300                          2              $ 821,400.00            0.15%
   240                          8            $ 4,009,222.00            0.75%
   239                          3              $ 943,911.84            0.18%
   238                          2              $ 606,776.72            0.11%

Grand Total                 1,336          $ 531,994,540.93          100.00%



(1) As of the cut-off date the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 358 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.


                                  By: /s/ Celia Coulter
                                      ----------------------------------
                                      Celia Coulter
                                      Vice President


Dated:  June 15, 2001